               --------------------------------------------------

       You may obtain the current 7-day yield by calling (800) 346-2087.

                     -------------------------------------
                        THE AVERAGE ANNUAL TOTAL RETURN:

                                           PRIME FUND
                                           ----------
    One Year (as of 9/30/96)                 5.14%
    Five Year (as of 9/30/96)                4.23%
    Ten Year (as of 9/30/96)                 5.81%

    7.  WHO IS THE INVESTMENT ADVISER?

    Bank of America NT&SA, the investment adviser, and its affiliates have over $48 billion in assets under management, including over $13 billion in mutual funds.

    8.  HOW CAN I PURCHASE PACIFIC HORIZON SHARES?

    Complete the application and attach a check for as little as $500, or $50 per month with automatic investment.

    9.  HOW CAN I REDEEM PACIFIC HORIZON SHARES?

    Redemptions can be made by sending a written request to the Prime Fund, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909, by writing a check on the account, or by requesting a wire. The minimum for a wire redemption is $1,000.

    10.  HOW OFTEN ARE DISTRIBUTIONS MADE?

    Dividends are accrued daily and paid monthly. Capital gains, if any, are paid at least annually. You can have your distributions sent to you directly, or you can have the dividends reinvested in the Fund to increase your holdings. Income and net short-term capital gain distributions are taxable to shareholders as ordinary income.

    11.  WHAT OTHER SERVICES ARE AVAILABLE?

    Pacific Horizon Funds, Inc. provides a whole host of services to better serve shareholders including fund performance reporting, automated investment and withdrawal plans, and retirement plans.

    THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. IF YOU WOULD LIKE MORE INFORMATION BEFORE YOU INVEST, PLEASE CONSULT THE FUND'S ACCOMPANYING PROSPECTUS. FOR DETAILS ABOUT THE FUND'S HOLDINGS OR RECENT INVESTMENT STRATEGIES, PLEASE REVIEW THE FUND'S MOST RECENT ANNUAL OR SEMIANNUAL REPORT. THE PROSPECTUS AND REPORTS MAY BE OBTAINED AT NO COST BY CALLING (800) 332-3863.

    COPPRMMPROF
                                       PRIME FUND

                                      FUND PROFILE
                                     OCTOBER 1, 1996

                                    NOT FDIC INSURED
                                    NO BANK GUARANTEE
                                     MAY LOSE VALUE

                                 BANK OF AMERICA, NT&SA
                                   INVESTMENT ADVISER
                             CONCORD FINANCIAL GROUP, INC.,
                                DISTRIBUTOR, MEMBER NASD

                       PACIFIC   HORIZON   MUTUAL   FUNDS

------------------------------------------------------
 INFORMATION SUMMARY

1.  WHAT IS THE FUND'S OBJECTIVE?
The Fund is a money market fund which seeks to provide high current income and stability of principal.

2.  IN WHAT DOES THE FUND INVEST?
The Fund invests in a diversified portfolio of short-term U.S. dollar-denominated money market instruments, including bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and in bank obligations and commercial paper of foreign issuers, with remaining maturities of thirteen months or less from the date of purchase.

3.  WHAT ARE THE RISKS?
The Fund attempts to maintain a $1 per share price, but there are no guarantees that it will be able to do so. The Prime Fund may purchase certificates of deposit and bankers' acceptances issued or supported by the credit of foreign branches of domestic banks, domestic branches of foreign banks, and foreign branches of foreign banks, as well as commercial paper issued by foreign issuers, which present greater risk than funds investing only in U.S. debt obligations. Such risks include future political and economic developments.

4.  IS THE FUND APPROPRIATE FOR ME?
This Fund is appropriate for investors seeking relative safety and accessibility of their investment. A money market fund compared to other fixed income or equity mutual funds, over time, has offered investors the least amount of principal risk, as well as the least amount of return potential.

5.  WHAT ARE THE FEES OR EXPENSES?
NO LOAD or sales commission is charged to invest in the Fund or reinvest dividends. No fees will be charged for reinvested dividends, exchanges between other Pacific Horizon funds or redemptions from the Fund. (However, a load of up to 4.5% will be charged for exchanges into Pacific Horizon or Time Horizon Funds that do impose a load on initial purchases, if applicable.) Additionally there are no 12b-1 fees. The operating expenses, as a percentage of average net assets, charged directly by the Fund are described in the fee table below:

--------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSE
   Maximum Sales Load on Purchases                  None
   Sales Load on Reinvested Dividends               None
   Deferred Sales Load*                             None
   Redemption and Exchange Fees                     None

  ANNUAL OPERATING EXPENSES
   (as a percentage of Average Net Assets)
  Management Fees                                  0.20%
  All other Expenses
   Special Management Fees               0.32%
   Other Expenses                        0.03%
  Total Other Expenses                             0.35%
                                                  ------
  Total Fund Operating Expenses                    0.55%
                                                  ======
--------------------------------------------------------

The investment adviser and administrator may voluntarily waive a portion of their respective fees from time to time.

* No contingent deferred sales charge ("CDSC") is charged, except that shares of the Fund acquired through exchange of Class B shares of Time Horizon Funds will be subject to a CDSC of up to 5%.

EXAMPLE**
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 YR     3 YR     5 YR     10 YR
----     ----     ----     -----
 $6      $18      $31       $69

Note: The preceding operating expenses and example should not be considered a representation of past or future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

** The Example does not include deduction at redemption of a CDSC for shares of the Fund acquired through exchange of Class B shares of Time Horizon Funds.

6. THE FOLLOWING IS A BAR GRAPH THAT SHOWS THE PERFORMANCE OF THE FUND OVER THE PAST TEN (10) CALENDAR YEARS:

                86              6.5%
                87              6.5%
                88              7.3%
                89              9.0%
                90              8.0%
                91              6.2%
                92              3.7%
                93              2.9%
                94              3.9%
                95              5.6%

Past performance is no guarantee of future results.

SEC 7-day yield as of 9/30/96:                    4.97%